Exhibit 10.3

Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Such omitted information is indicated by brackets “[***]”) in this exhibit. ***

5.11 ABR CORP.

PERFORMANCE STOCK OPTION AGREEMENT

THIS PERFORMANCE STOCK OPTION AGREEMENT (this “Agreement”), made as of                      (the “Grant Date”) by and between 5.11 ABR Corp., a Delaware corporation (hereinafter called the “Company”), and                      (hereinafter called the “Optionee”):

The Company has adopted the 5.11 ABR Corp. 2016 Stock Option Plan (as it may hereafter be amended or otherwise modified and continued, the “Plan”). The Plan is incorporated herein by reference and made part of this Agreement. Capitalized words not defined herein shall have the same meaning set forth in the Plan, unless the context clearly indicates otherwise.

The Board of Directors of the Company (the “Board”) or, if established by the Board and charged by the Board with the administration of the Plan pursuant to Section 3 thereof prior to the date hereof, the Compensation Committee of the Board (the “Compensation Committee”), has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Optionee as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

The parties hereto hereby agree as follows:

1.    Pursuant to the Plan, the Company, with the approval of the Board or the Compensation Committee, as applicable, hereby grants to the Optionee as of the date hereof, subject to the terms and conditions hereinafter set forth, an option (the “Option”) to purchase all or any part of                      shares of the Common Stock of the Company, par value $0.001 per share (the “Common Stock”), at an exercise price per share of $5.00 (the “Option Price”), which price is not less than the fair market value of a share of Common Stock on the date hereof. The Option granted hereunder is designated as a “Performance Option.”

2.    a. The Option shall continue in full force, and shall be exercisable pursuant to the terms of this paragraph 2, for a period of 120 days from the Performance Measurement Date (the “Expiration Date”), unless sooner terminated as provided herein. The Option granted hereunder is a Performance Option and, subject to paragraph 2.b., below, no portion of the Option may be exercised unless the Company has met the specified Organic EBITDA (as defined below) goals for the calendar year ending as of December 31, 2020 (the “Performance Measurement Date”) set forth herein. For purposes of this Agreement, “Organic EBITDA” is the earnings before income taxes, depreciation and amortization generated by the Company or any subsidiary of the Company (together, and including future subsidiaries, the “Company Entities”), excluding the effect of any management and integration services fees paid by the Company to Compass Group Management LLC. In the event any acquisition is consummated by the Company Entities subsequent to the date of this Agreement, the Board of Directors (or Compensation Committee, if such decision making has been so delegated) and the CEO shall mutually agree upon the appropriate adjustment to the Organic EBITDA levels set forth in this Section 2(a) below to reflect the impact of such acquisition. Such determination shall be binding on Optionee and Optionee agrees to execute and deliver an amendment or agreement reflecting such determination. Organic EBITDA will be calculated by the Board, or, if such power is delegated to it, the Compensation Committee of the Board, based upon the Company Entities’ audited consolidated financial statements for the fiscal year ended

December 31, 2020, whose calculation shall be final, conclusive and binding on the parties to this Agreement. If, at the Performance Measurement Date, the Company Entities have achieved Organic EBITDA for the year that is greater than or equal to $[***], the Option granted hereunder shall vest and become fully exercisable. If, at the Performance Measurement Date, the Company Entities have achieved Organic EBITDA for the year that is less than $[***], the Option granted hereunder shall terminate and be of no further force and effect. If at the Performance Measurement Date, the Company Entities have achieved Organic EBITDA for the year that is greater than $[***], but less than $[***], the Option granted hereunder shall become exercisable as of the Performance Measurement Date to the extent set forth in the following schedule:

Performance Measurement Date 2020 Organic EBITDA Achievement ($ in millions)	% of Option Vested
At or greater than [***] but less than [***]	[***]	%
At or greater than [***] but less than [***]	[***]	%
At or greater than [***] but less than [***]	[***]	%
At or greater than [***] but less than [***]	[***]	%
At or greater than [***] but less than [***]	[***]	%
At or greater than [***]	[***]	%

Once and to the extent exercisable, so long as the Optionee remains in the service of the Company Entities as an employee or director, the Option shall remain exercisable until the Expiration Date, unless otherwise terminated in accordance with the terms of this Agreement.

b. Notwithstanding the foregoing, in the event of a Change of Control prior to the Performance Measurement Date, the Option granted hereunder shall vest and become exercisable based on the Organic EBITDA achieved by the Company Entities for the calendar year immediately prior the effective date of the Change of Control, in accordance with the vesting schedule set forth in Schedule 1 attached hereto and incorporated herein by reference.

For purposes of illustration only, if a Change of Control is consummated in 2018 and the Company Entities achieved Organic EBITDA of $[***] in the preceding calendar year (CY2017), then, upon the effective date of the Change of Control, the Option granted hereunder would become exercisable with respect to 50% of the shares then subject to the Option.

If Optionee desires to exercise its Option hereunder as a result of a Change of Control, such Option must then be exercised, if at all, prior to or contemporaneously with the consummation of such Change of Control event. In connection with such Change of Control event, the Board shall be entitled in its discretion to provide in the applicable documentation governing the Change of Control for the payment to the Optionee (in full satisfaction of the Optionee’s rights with respect to the Option) of the amount of cash or other property that Optionee would have received had the Optionee exercised his or her vested Option at the consummation of such Change of Control event (net of Option Price, tax withholdings and any escrow holdbacks). Following the consummation of a Change of Control, the Option, to the extent not exercised, whether or not vested and able to be exercised, shall terminate and be of no further force and effect. For purposes of this Agreement, “Change of Control” shall mean (i) the sale, transfer or other disposition (including, without limitation, by merger, consolidation or otherwise) to any “person” (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended), other than the Company, Compass Group Diversified Holdings LLC (“CODI”) or any person that directly or indirectly controls, is controlled by, or is under common control with, the Company or CODI, (A) of assets constituting all or substantially all of the assets of either the Company or 5.11, Inc. or (B) all of the stock of the Company or 5.11, Inc., and/or (ii) any merger, consolidation, sale of stock or other business combination that results in the holders of the issued and outstanding voting securities of the Company immediately prior to such transaction beneficially owning or controlling less than a majority of the voting securities of the continuing or surviving entity immediately following such transaction. Notwithstanding the foregoing, a Change of Control will be deemed not to have occurred in the event of an initial public offering of the Company’s Common Stock. The Company shall notify Optionee of any contemplated Change of Control event at least ten days prior to the consummation thereof.

3.    The Option is designated as a nonqualified stock option pursuant to the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder.

4.    Subject to Section 5, in the event that the Optionee ceases to be an employee of or provider of board or other services to the Company Entities as a result of being terminated with Cause (as defined below) or Optionee’s resignation without Good Reason (as defined below) prior to the Performance Measurement Date or the effective date of a Change of Control (other than by reason of death or permanent disability), then the Option granted hereunder and all rights of the Optionee hereunder, shall immediately terminate effective as of the date of such termination, unless the Board determines that such Option should not terminate.

If the Optionee ceases to be an employee of or provider of board or other services to the Company Entities without Cause or Optionee’s resignation with Good Reason within one hundred eighty (180) days prior to the Performance Measurement Date or within one hundred eighty (180) days prior to the effective date of a Change of Control, then the Option granted hereunder shall remain in effect until such time as the Organic EBITDA has been calculated for the year 2020 or the effective date of a Change of Control, as the case may be; provided, however that if such cessation occurs more than one hundred eighty (180) days prior to the Performance Measurement Date or more than one hundred eighty (180) days prior to the effective date of a Change of Control, then the Option granted hereunder shall terminate and be of no further force and effect.

Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ or other service of the Company Entities or affect the right of the Company Entities to terminate Optionee’s employment or other service at any time. For purposes of this Agreement, “Cause” means (A) the meaning specified in the employment agreement between the Optionee and the Company Entities, or (B) if there is no such employment agreement (or if no such meaning is specified therein), the occurrence of one or more of the following by such Optionee: (i) willful violation of the Optionee’s fiduciary duties to the Company, including the duty of loyalty and the corporate opportunity doctrine; (ii) commission of, the indictment or conviction for, or the entry of a plea of nolo contendere (or similar plea) to a charge of: (1) any crime involving fraud, dishonesty, misappropriation or embezzlement, or (2) any felony; (iii) any violation of law that causes material injury to the business of the Company or any of its subsidiaries; (iv) failure to comply with the Company’s reasonable orders or directives or the Company’s reasonable rules, regulations, policies, procedures or practices that are not inconsistent with applicable law, which results in material harm to the Company; (v) refusal to comply with the Company’s reasonable orders or directives or the Company’s reasonable rules, regulations, policies, procedures or practices that are not inconsistent with applicable law, which continues uncured for 10 days following written notice thereof from the Company to the Optionee; (vi) gross negligence or willful misconduct in connection with the performance of the Optionee’s duties to the Company and/or its subsidiaries; and (viii) any material breach by the Optionee of the employment agreement or non-competition agreement between such Optionee and the Company, and in the case of each of (iv) or (viii), which, if curable, continues uncured for 30 days following written notice thereof from the Company to such Optionee. For purposes of this Agreement, “Good Reason” (i) has the meaning specified in any offer letter, services agreement or employment agreement between the Optionee and the Company Entities or (ii) if there is no such any offer letter, services agreement or employment agreement (or if no such meaning is specified therein), the Optionee’s resignation from employment with the Company at any time within 90 days following the expiration of the cure period (discussed below) following the occurrence of one or more of the following without the Optionee’s written consent: (A) a reduction in the Optionee’s base salary (excluding bonuses and all other compensation) below the amount on the date hereof (other than a substantially similar reduction applicable to all Optionees that are employees of the Company), (B) a material diminution in the duties, responsibilities or authority of the Optionee such that the Optionee is no longer playing the role of an officer of 5.11, Inc., or (C) the Company moves the Optionee’s primary location of employment by more than 50 miles from the Optionee’s primary location of employment as of the date hereof. Under this Agreement, the Optionee will not be able to resign for Good Reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within 90 days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than 30 days following the date of such notice.

5.    If the Optionee shall:

a.    die while employed by or otherwise serving the Company Entities, then the Option granted hereunder shall continue for a period of one year after the date of Optionee’s death (the “Grace Period”). To the extent this Option becomes exercisable during the Grace Period, in accordance with the schedule set forth in paragraph 2.a or Schedule 1 hereto (as applicable), this Option may be exercised by the person or persons to whom the Optionee’s rights under this Option pass by will or applicable law or, if no such person has such right, by the Optionee’s executors, liquidators or administrators, at any time during the Grace Period, but not later than the Expiration Date; or

b.    become permanently and totally disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, while employed by or otherwise serving the Company Entities, then the Option granted hereunder shall continue for a period of one year after the date of such permanent and total disability (the “Disability Grace Period”). To the extent this Option becomes exercisable during the Disability Grace Period, in accordance with the schedule set forth in paragraph 2.a or Schedule 1 hereto (as applicable), this Option may be exercised as set forth herein by the Optionee at any time during the Disability Grace Period, but not later than the Expiration Date.

6.a.    The Optionee may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in substantially the form attached hereto as Exhibit A, as provided in paragraph 10 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full, as provided herein, of an amount equal to the Option Price of such shares multiplied by the number of shares as to which the Option is being exercised. The Optionee may pay such Option Price by delivering to the Company securities of the Company, which may include shares obtained through the exercise of the Option, having a fair market value equal to the aggregate Option Price.

b.    Prior to or concurrently with delivery by the Company to the Optionee of a certificate(s) representing such shares acquired through the Option, the Optionee shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. The Optionee may satisfy such withholding obligation by delivering to the Company securities of the Company, which may include shares obtained through the exercise of the Option, having a fair market value equal to the withholding obligation. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

c.    For purposes of this Agreement, fair market value shall be determined pursuant to Section 12 of the Plan.

7.    Notwithstanding any provision contained herein or in any other related document, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive.

8.    This Option shall, during the Optionee’s lifetime, be exercisable only by such Optionee, and neither this Option nor any right hereunder shall be transferable by such Optionee, by operation of law or otherwise, except by will or by the laws of descent and distribution. In the event of any attempt by such Optionee to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to such Optionee and it shall thereupon become null and void.

9.    Neither the Optionee nor, in the event of such Optionee’s death, any person entitled to exercise his rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option unless and until share certificates have been issued and registered in the name of the Optionee or the Optionee’s estate, as the case may be.

10.    Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its President, at 2010 Main Street, Suite 1220, Irvine, California 92614, with a copy to: Compass Group Management LLC, 61 Wilton Road, Second Floor, Westport, CT 06880, Attention: Counsel, and any notice to the Optionee shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

11.    a. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the good faith determination by the Board or, if established, the Compensation Committee (in either case, as constituted at the time of such determination) of the rights of the Optionee shall be conclusive, final and binding upon the Optionee and upon any other person who shall assert any right pursuant to this Option.

b.    Subject to the provisions and references contained herein, this Agreement contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreement, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein and other than those expressly set forth or referenced herein. However, the provisions of this Agreement shall govern if there is a conflict between or among the provisions of this Agreement and any other agreement or document referenced herein. This Agreement may not be altered, modified or amended except by written instrument signed by the parties hereto.

12. The Compensation Committee shall have authority, subject to the express provisions of the Plan and this Agreement, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Compensation Committee necessary or desirable for the administration of the Plan. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in this Performance Stock Option

Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. The Compensation Committee shall have the authority, subject to the provisions of the Plan, to adopt any amendment or modification necessary or desirable to comply with Section 409A of the Internal Revenue Code of 1986, as amended. All actions by the Compensation Committee under the provisions of this paragraph shall be conclusive for all purposes.

13.    Notwithstanding any provisions hereof, this Option shall be subject to all of the provisions of the Plan as from time to time in force consistently with the provisions thereof. Any reference to the Compensation Committee herein shall be a reference to the Board if a Compensation Committee of the Board is not established or, if established, is later dissolved.

14.    Optionee shall not be entitled to receive shares upon the exercise of an Option granted pursuant to this Agreement unless and until Optionee has executed and delivered that certain Stockholders’ Agreement of 5.11 ABR Corp. (or an additional holder signature page or joinder thereto) dated as of                          by and among the Company and its stockholders, as the same may be amended from time to time (the “Stockholders’ Agreement”). To facilitate the enforcement of the rights and obligations agreed to by the parties to the Stockholders’ Agreement, including without limitation, the transfer restrictions and drag-along rights contained therein, all Restricted Stockholders (as defined in the Stockholders’ Agreement) agreed that the Company or its designee shall hold the shares of the Company held by the Restricted Stockholders for the benefit of the respective Restricted Stockholder. Optionee acknowledges that upon execution of the Stockholders’ Agreement, Optionee shall be a Restricted Stockholder and, notwithstanding anything in this Agreement to the contrary, immediately following the proper exercise of the Option by Optionee, the Company shall issue in the name of Optionee a certificate or certificates for the shares purchased, to be held by the Company or its designee for the benefit of Optionee in accordance with the Stockholders’ Agreement. Optionee agrees to execute and deliver to the Company a stock power for transfer of the shares issued upon proper exercise of the Option, executed in blank and in a form acceptable to the Company and its counsel (the “Stock Power”). If Optionee fails to execute and deliver the Stockholders’ Agreement or any joinder thereto or the Stock Power within 10 business days after receipt of written notice of such failure from the Company, then his or her Option shall ipso facto lapse and shall thereafter be void and unenforceable.

15.    Optionee agrees to make a timely election under Section 83(b) of the Code with respect to any exercise of the Option hereunder.

16.    This Agreement is issued pursuant to Section 4(2) of the Securities Act of 1933, as amended.

17.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

18.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Performance Stock Option Agreement to be duly executed as of the date set forth above.

5.11 ABR CORP.

By:
Name:
Title:

ACCEPTED AND AGREED

, Optionee

Date: , 2016

EXHIBIT A

NOTICE OF EXERCISE OF STOCK OPTION

I hereby exercise the option (the “Option”) granted to me by 5.11 ABR Corp. (the “Company”), pursuant to that certain Performance Stock Option Agreement dated as of                      by and between me and the Company (the “Performance Stock Option Agreement”) and notify you of my desire to purchase                          shares of Common Stock.

Either (choose one):

☐	Enclosed is my check in the amount of $ in full payment for such shares of Common Stock.

or

☐	I hereby elect to net exercise my Option pursuant to the provisions of paragraph 6.a. above.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Performance Stock Option Agreement.

I understand that, this Option does not qualify as an “incentive stock option” (within the meaning of Section 422 of the Internal Revenue Code) the exercise of this Option produces taxable wage income subject to withholding.

Either (choose one):

☐	I agree to promptly pay to the Company in cash such amount as the Company shall reasonably require to satisfy such withholding obligation.

or

☐	I hereby elect to satisfy my obligations by net exercising my Option pursuant to the provisions of paragraph 6.a. above.

DATE:
Optionee

Schedule 1

Organic EBITDA ($ millions)

CY 2016		CY 2017				CY 2018				CY 2019				CY 2020				%of Shares Vested
Greater than	less than	Greater than		less than		Greater than		less than		Greater than		less than		Greater than		less than
NA	NA	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	[***]%
NA	NA		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]	[***]%
NA	NA		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]	[***]%
NA	NA		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]	[***]%
NA	NA		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]	[***]%
[***]			[***]				[***]				[***]				[***]			[***]%